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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): MARCH 26, 2001



                         EQUITY OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



          MARYLAND                      1-13115                36-4151656
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



          2 NORTH RIVERSIDE PLAZA
                SUITE 2100
             CHICAGO, ILLINOIS                                     60606
 (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (312) 466-3300



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                            Exhibit Index on Page 4
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ITEM 5.  OTHER EVENTS

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Equity Office Properties Trust is filing cautionary statements identifying important factors that could cause Equity Office's actual results to differ materially from those contained in forward-looking statements made by or on behalf of Equity Office. These statements replace and supersede prior cautionary statements filed by Equity Office to the extent that they are inconsistent with those statements.

         Equity Office also is filing a description of the material U.S.
federal income tax consequences relating to the taxation of Equity Office as a REIT and the ownership and disposition of Equity Office common shares. This description replaces and supersedes prior descriptions of the federal income tax treatment of Equity Office and its shareholders to the extent that they are inconsistent with the description contained in this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

              Exhibit
              Number                         Description
              -------                        -----------
               99.1 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

               99.2       Federal Income Tax Consequences.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EQUITY OFFICE PROPERTIES TRUST


Date:  March 23, 2001             By: /s/ STANLEY M. STEVENS
                                     ----------------------------------
                                     Stanley M. Stevens
                                     Executive Vice President, Chief
                                     Legal Counsel and Secretary


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                                  EXHIBIT INDEX



   Exhibit
   Number                            Description
   -------                           -----------
    99.1 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

    99.2           Federal Income Tax Consequences.